Defined Asset FundsSM


                                  Select Series
                                      1999
                                        B

                                   IRA Ideal!



                             Select Growth Portfolio



                             A Disciplined Approach
                           to Growth Stock Investing.






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How the Portfolio is Selected

O'Shaughnessy Capital Management, Inc., a registered investment advisor (the Portfolio Consultant), developed a quantitative selection model that screens a universe of over 5,000 stocks to identify growth stocks believed to be reasonably priced with attractive growth potential.

Here's how it works:

1     Growth is defined by selecting stocks with consensus estimated earnings per share growth of 20% for the next year. Then, to give a longer-term view and to avoid short-term run ups, the Portfolio Consultant screens for a 20% estimated consensus earnings per share growth for the next three to five years.

2     Value is considered by selecting growth stocks with Price to Earnings
Ratios not exceeding their estimated three to five year earnings growth rates. This removes expensive stocks.

3     Relative strength is determined by separating out stocks with strong price performance over the prior six months.

4     The Portfolio Consultant eliminates smaller companies with market capitalizations below $750 million.

Finally, the ten stocks considered most attractive are selected by the Sponsors.

The securities are selected and held without regard to any buy or sell recommendations of any of the Sponsors.



Deciding which investments may support your long-term investment objectives at an acceptable risk level can be difficult. This is particularly true if you're interested in incorporating aggressive growth stocks into your portfolio. While many mutual funds and money managers follow a "growth stock" investment style, there is no generally accepted definition of a growth stock and no easy way to select them. That's why Defined Asset FundsSM developed a portfolio designed to provide definition and discipline to aggressive growth stock investing...

The Select Growth Portfolio



The Strategy



The Select Growth Portfolio is based on the Strategy of buying ten screened growth stocks and holding them for about a year. At the end of the year, we expect to select a new Portfolio by reapplying the Strategy. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment.



This is a one-year investment but, like all equity investing, a longer-term view is appropriate. To reduce the effect of short-term volatility, we recommend following the Strategy for at least three to five years for potentially more consistent results.



Portfolio Defined



This preselected Portfolio will remain relatively fixed throughout its one-year life. You will always know how your dollars are invested.



Convenience Defined



There's no need for multiple security purchases. Defined Asset Funds offers diversification among ten stocks, with one easy price to track -- quoted weekly in Barron's.



No Sell Decisions



The Portfolio follows a disciplined strategy of buying and holding stocks for about one year. You may also have the option of reinvesting after a year, at a reduced sales charge, to continue with the Strategy.



Exchange Option



You can exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds at a reduced sales charge.



Purchase Option



Investments start at about $250, with sales charge discounts available for volume purchases of $50,000 or more.





Investor Profile

This Portfolio is designed for investors whose primary objective is long-term growth. Investors should have the will and ability to withstand the extreme price volatility of aggressive growth stocks for the potential of greater rewards over time. We encourage you to follow the Strategy for at least three to five years for potentially more consistent results.





A DEFINED PORTFOLIO





                             Company                                  Symbol

        American Eagle Outfitters, Incorporated                        AEOS
        Specialty retailer of teen casual apparel, footwear, outerwear and accessories including dungarees, khakis and t-shirts. The company operates approximately 380 retail stores throughout the U.S.

        Best Buy Company, Incorporated                                 BBY
        Retail chain that operates over 300 stores in more than 36 states. The company sells a variety of products including consumer electronics, home office equipment, entertainment software and appliances.

        CKE Restaurants, Incorporated *                                CKR
        Owns, operates and franchises quick-service restaurants.
        The company operates 3,800 restaurants, primarily under the "Hardee's" and "Carl's Jr." names.

        Compuware Corporation                                          CPWR
        Develops mainframe computer software systems, systems management tools and systems analysis programs for large businesses in various industries including financial, manufacturing, telecommunications and health care.

        Gateway 2000, Incorporated                                     GTW
        Manufactures personal computers and related products and sells them via direct computer marketing, rather than through more conventional means such as resellers.

        MacDermid, Incorporated*                                       MRD
        Distributes chemical materials produced by other companies and manufactures a wide range of its own chemical products for use in electronics, graphic arts and metal and plastic finishings. The company maintains operations in 19 countries and markets more than 1,000 proprietary chemical compounds.

        Nokia Corporation*+                                            NOK
        Global telecommunications company specializing in the production of digital cellular telephones. With operations in over 12 countries, Nokia ranks among the world's largest suppliers of digital and analog cellular phones, multimedia digital satellites and cable network systems.

        Quantum Corporation                                            QNTM
        Produces disk drives for top computer manufacturers and markets them internationally.

        Symantec Corporation                                           SYMC
        Global software company that develops computer security software, remote productivity solutions and related Internet tools. The company partners with some of the largest companies in the technology industry in order to expand market share.

        Transaction Systems Architects, Incorporated                   TSAI
        Provides electronic funds transfer solutions for companies that process transactions involving ATMs, home banking, credit and debit cards, smart cards and wire transfers. The company markets its software products in over 70 countries.


------------
* Only these stocks currently pay dividends. The current annual dividends per share for the Securities in Portfolio numbers 3,6 and 7 are $0.08, $0.08 and $0.4396, respectively, based on the latest quarterly, semi-annual or annual declaration. There can be no assurance that future dividend payments, if any, will be maintained in an amount equal to these dividends.

+ The issuer is a foreign corporation; any dividends will be subject to withholding taxes.



Past Performance of Prior Select Growth Portfolios

Past performance is no guarantee of future results.



                      Series From Inception Through 3/31/99
                          (including annual rollovers)
       ...................................................................
       Inception                    Series                       Return

       2/14/95                     Series A                      22.04%

       6/6/95                      Series B                      11.95

       8/1/95                      Series C                      -5.24

       11/1/95                     Series D                       5.11

                        Most Recently Completed Portfolio
       ...................................................................
       Period                       Series                       Return

       2/17/98-                    Series A                      26.37%
       3/19/99

       5/12/97-                    Series B                      32.10
       6/19/98

       8/18/97-                    Series C                     -23.74
       9/18/98

       11/17/97-                   Series D                     -28.98
       12/18/98


The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important--your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind--yours.

DEFINED ASSET FUNDS(SM)
Buy With Knowledge o Hold With Confidence

EQUITY INVESTOR FUNDS

Other Select Series
Select Ten Portfolio (DJIA)
Select United Kingdom Portfolio (Financial Times Index)
Select Amex Institutional Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series
Baby Boom Economy PortfoliosSM
Health Care Trust (Pharmaceutical & Biotechnology Portfolio)
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series
S&P 500 Index Trust
S&P MidCap Index Trust

FIXED-INCOME FUNDS
Corporate Funds
Government Funds
Municipal Trusts


Select Now!
You can get started today with the Select Growth Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.


Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. Therefore, the Portfolio should be considered speculative and not a complete equity investment program.

o   There can be no guarantee that the Portfolio will meet its objective.

o The Portfolio is designed for investors who can assume the risks associated with speculative equity investments. It is not appropriate for investors seeking capital preservation or high current income

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile

o The model and the Portfolio Consultant have a limited track record. Since February 1995, when the first Portfolio was offered, the model has generally underperformed the S&P 500 Index and other equity indices.

o It is unlikely that the Portfolio will change over its one-year life, even if the stock market decreases in value or there are adverse developments affecting the stocks held.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you, net of the deferred sales charge and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. Net capital gains, if any, on assets held over a year may qualify for a favorable federal tax rate (currently no more than 20%) for individuals. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.


                                     As a % of Public           Amount Per
                                      Offering Price           1,000 Units
----------------------------------------------------------------------------
Initial Sales Charge                         1.00%                $10.00
Deferred Sales Charge                        1.75%                $17.50
Maximum Sales Charge                         2.75%                $27.50
Estimated Annual Expenses
(as a % of net assets)                       0.182%                $1.80
Estimated Organization Costs                                       $3.15
----------------------------------------------------------------------------

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds your receive. If you roll over to a successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.



                   Amount                     Total Sales Charge as a %
                  Purchased                   of Public Offering Price
         --------------------------------------------------------------
         Less than $50,000                                 2.75%
         $50,000 to $99,999                                2.50%
         $100,000 to $249,999                              2.00%
         $250,000 ro $999,999                              1.75%
         $1,000,000 or more                                1.00%
         --------------------------------------------------------------


[logo] Printed on Recycled Paper                                  11591BR-5/99

[copyright symbol] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.